Exhibit 4.5
EXECUTION VERSION
GE DEALER FLOORPLAN MASTER NOTE TRUST,
as Issuer,
and
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Indenture Trustee
AMENDED AND RESTATED SERIES 2007-2 INDENTURE SUPPLEMENT
Dated as of June 26, 2009
Amended and Restated
2007-2 Indenture Supplement

Amended and Restated
2007-2 Indenture Supplement

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TABLE OF CONTENTS
(continued)

Page
SECTION 7.2. Series Termination	25

ARTICLE VIII Miscellaneous Provisions	25

SECTION 8.1. Ratification of Indenture; Amendments	25
SECTION 8.2. Form of Delivery of the Series 2007-2 Notes	26
SECTION 8.3. Counterparts	26
SECTION 8.4. GOVERNING LAW	26
SECTION 8.5. Limitation of Liability	27
SECTION 8.6. Rights of the Indenture Trustee	27
SECTION 8.7. No Petition	27
SECTION 8.8. Amendments to Other Indenture Supplements	27

EXHIBIT A-1 FORM OF CLASS A NOTE
EXHIBIT A-2 FORM OF CLASS B NOTE
EXHIBIT A-3 FORM OF CLASS C NOTE
EXHIBIT B FORM OF MONTHLY SERVICER’S CERTIFICATE
Amended and Restated
2007-2 Indenture Supplement

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     AMENDED AND RESTATED SERIES 2007-2 INDENTURE SUPPLEMENT, dated as of June 26, 2009 (this “Indenture Supplement”), between GE DEALER FLOORPLAN MASTER NOTE TRUST, a Delaware statutory trust (herein, the “Issuer” or the “Trust”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the “Indenture Trustee”) under the Master Indenture, dated as of August 12, 2004 (as amended or supplemented to the date hereof, the “Indenture”), between the Issuer and the Indenture Trustee (as successor in interest to Wilmington Trust Company).
     WHEREAS, the Issuer and the Indenture Trustee entered into a Series 2007-2 Indenture Supplement, dated as of August 2, 2007 (as amended and supplemented to the date hereof, the “Previous 2007-2 Indenture Supplement”).
     WHEREAS, the Issuer and the Indenture Trustee desire to amend and restate the Previous 2007-2 Indenture Supplement on the terms and conditions hereinafter set forth;
     NOW THEREFORE, the parties hereto hereby agree as follows:
     The Principal Terms of this Series are set forth in this Indenture Supplement.
ARTICLE I
DEFINITIONS
     SECTION 1.1. Definitions.
     (a) Capitalized terms used and not otherwise defined herein are used as defined in Section 1.1 of the Indenture. This Indenture Supplement shall be interpreted in accordance with the conventions set forth in Section 1.2 of the Indenture.
     (b) Except as set forth in Section 8.8, each capitalized term defined herein relates only to Series 2007-2 and to no other Series. Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings:
     “Accumulation Shortfall” means (a) for the first Transfer Date during the Controlled Accumulation Period, zero; and (b) thereafter, for any Transfer Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Payment Date over the amount deposited into the Principal Account pursuant to Section 4.4(c)(i) for the previous Transfer Date.
     “Addition Date” is defined in the First Tier Agreement.
     “Administration Agreement” means the Administration Agreement, dated as of August 12, 2004, between the Administrator, the Trustee and the Issuer.
     “Administrator” means General Electric Capital Corporation, in its capacity as Administrator under the Administration Agreement or any other Person designated as an Administrator under the Administration Agreement.
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     “Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction (which shall not exceed one hundred percent (100%)):
     (a) the numerator of which shall be equal to:
     (i) for Non-Principal Collections and the Default Amount at all times and Principal Collections during the Revolving Period, the Collateral Amount at the end of the last day of the prior Monthly Period or, in the case of the month during which the Closing Date occurs, the Closing Date; and
     (ii) for Principal Collections during the Controlled Accumulation Period and the Early Amortization Period, the Collateral Amount at the end of the last day of the Revolving Period; and
     (b) the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on such date of determination. The denominator described in this clause (b) shall be determined as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined.
     “Available Non-Principal Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Non-Principal Collections for such Monthly Period, (b) the Series 2007-2 Excess Non-Principal Collections for such Monthly Period and (c) Investment Earnings.
     “Available Principal Collections” means, for any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.7 are required to be applied on the related Payment Date, plus (c) without duplication, the sum of (i) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2007-2 for application as Shared Principal Collections), (ii) the aggregate amount to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii), (iii) during the Controlled Accumulation Period or an Early Amortization Period, the amount of Available Non-Principal Collections used to make a deposit in the Principal Account or to pay principal on the Series 2007-2 Notes pursuant to Sections 4.4(a)(x) and (xii) for the related Payment Date, and (iv) any distribution of amounts on deposit in the Reserve Account on the Series 2007-2 Final Maturity Date pursuant to Section 4.10.
     “Available Reserve Account Amount” means, for any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Reserve Account (exclusive of Investment Earnings on such date and before giving effect to any deposit to, or withdrawal from, the Reserve Account made or to be made with respect to such date) and (b) the Required Reserve Account Amount, in each case on such Transfer Date.
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     “Class A Monthly Interest” is defined in Section 4.1(a).
     “Class A Note Initial Principal Balance” means nine hundred seventy million dollars ($970,000,000).
     “Class A Note Interest Rate” means a per annum rate of one hundredth of one percent (0.01%) in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.
     “Class A Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.
     “Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.
     “Class A Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.
     “Class A Required Amount” means, for any Payment Date, an amount equal to the excess of the amounts described in Sections 4.4(a)(i), (ii) and (iii) over Available Non-Principal Collections applied to pay such amount pursuant to Section 4.4(a).
     “Class B Monthly Interest” is defined in Section 4.1(b).
     “Class B Note Initial Principal Balance” means twenty million dollars ($20,000,000).
     “Class B Note Interest Rate” means a per annum rate of forty hundredths of one percent (0.40%) in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.
     “Class B Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.
     “Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.
     “Class B Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.
     “Class B Required Amount” means, for any Payment Date, an amount equal to the excess of the amount described in Section 4.4(a)(iv) over Available Non-Principal Collections applied to pay such amount pursuant to Section 4.4(a).
     “Class C Monthly Interest” is defined in Section 4.1(c).
     “Class C Note Initial Principal Balance” means ten million dollars ($10,000,000).
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     “Class C Note Interest Rate” means a per annum rate of eighty hundredths of one percent (0.80%) in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.
     “Class C Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.
     “Class C Noteholder” means the Person in whose name a Class C Note is registered in the Note Register.
     “Class C Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.
     “Class C Required Amount” means with respect to any Payment Date, an amount equal to the excess of the amount described in Section 4.4(a)(v) over Available Non-Principal Collections applied to pay such amount pursuant to Section 4.4(a).
     “Closing Date” means August 2, 2007.
     “Collateral Amount” means, as of any date of determination, an amount equal to the excess, if any, of (a) the Note Principal Balance on such date plus the Principal Overcollateralization Amount on such date, over (b) the excess, if any, of (i) the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over (ii) the reimbursements of such Investor Charge-Offs and Reallocated Principal Collections pursuant to Section 4.4(a)(vii) prior to such date of determination. For avoidance of doubt, the Collateral Amount cannot be less than zero.
     “Controlled Accumulation Amount” for each Transfer Date with respect to the Controlled Accumulation Period will be equal to (i) the sum of the Note Principal Balance and the Principal Overcollateralization Amount as of the last day of the Revolving Period divided by (ii) the Controlled Accumulation Period Length; provided that the Controlled Accumulation Amount for any Payment Date shall not exceed the sum of the Note Principal Balance and the Principal Overcollateralization Amount, minus any amount already on deposit in the Principal Account on such Transfer Date.
     “Controlled Accumulation Date” means February 1, 2010, subject to adjustment pursuant to Section 4.12.
     “Controlled Accumulation Period” means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on the Controlled Accumulation Date and ending on the earliest to occur of (a) the commencement of the Early Amortization Period, (b) the Series Maturity Date, and (c) the date on which the Note Principal Balance and the Principal Overcollateralization Amount have been reduced to zero.
     “Controlled Accumulation Period Length” is defined in Section 4.12.
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     “Controlled Deposit Amount” means, for any Transfer Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Payment Date and any existing Accumulation Shortfall.
     “Default Rate” means, for any Monthly Period, the product of (a) a fraction (expressed as a percentage), (i) the numerator of which is the Default Amount for such Monthly Period (calculated as of the end of the last day of such Monthly Period), and (ii) the denominator of which is the Combined Outstanding Principal Balances as of the beginning of such Monthly Period, times (b) 12.
     “Defaulted Account” means an Account in which there are Defaulted Receivables.
     “Distribution Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.
     “Early Amortization Period” means the period commencing on the date on which a Trust Early Amortization Event or a Series 2007-2 Early Amortization Event is deemed to occur and ending on the Series Maturity Date. Notwithstanding anything to the contrary in this Indenture Supplement, an Early Amortization Period that commences before the scheduled end of the Revolving Period may terminate, and the Revolving Period may recommence, if the Rating Agency Condition is satisfied.
     “Expected Principal Payment Date” means the Payment Date in July 2010.
     “Group One” means Series 2007-2 and each other outstanding Series specified in the related Indenture Supplement to be included in Group One.
     “Indenture” is defined in the preamble.
     “Indenture Trustee” is defined in the preamble.
     “Ineligible Receivables” means Receivables that are not Eligible Receivables (as such term is defined in the First Tier Agreement).
     “Initial Collateral Amount” means the sum of (i) the Class A Note Initial Principal Balance, (ii) the Class B Note Initial Principal Balance, (iii) the Class C Note Initial Principal Balance and (iv) the Principal Overcollateralization Amount on the last day of the Revolving Period.
     “Interest Period” means, for any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.
     “Investment Earnings” means, for any Payment Date, all interest and earnings on Permitted Investments included in the Principal Account or the Reserve Account (net of losses and investment expenses) during the period commencing on and including the Payment Date immediately preceding such Payment Date and ending on but excluding such Payment Date.
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     “Investor Charge-Offs” is defined in Section 4.6.
     “Investor Default Amount” means for any date of determination with respect to the prior Monthly Period, the product of (a) the Default Amount for such Monthly Period, after giving effect to any allocation of a portion of such Default Amount to the Transferor pursuant to Section 8.4 of the Indenture, and (b) the Allocation Percentage with respect to such Monthly Period.
     “Investor Non-Principal Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Non-Principal Collections retained or deposited in the Non-Principal Account for Series 2007-2 pursuant to Section 4.3(b)(i) for such Monthly Period.
     “Investor Principal Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Principal Collections retained or deposited in the Principal Account for Series 2007-2 pursuant to Section 4.3(b)(ii) for such Monthly Period.
     “Issuer” is defined in the preamble.
     “LIBOR” means, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.13.
     “LIBOR Determination Date” means (i) with respect to the first Interest Period, the second London Business Day prior to the Closing Date, and (ii) with respect to any Interest Period thereafter, the second London Business Day prior to the commencement of such Interest Period.
     “London Business Day” means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.
     “Minimum Free Equity Percentage” means, as of any Determination Date, zero percent (0%).
     “Monthly Interest” means, for any Payment Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest, and the Class C Monthly Interest for such Payment Date.
     “Monthly Payment Rate” means, for any Monthly Period, a fraction (expressed as a percentage), (a) the numerator of which is the Principal Collections during such Monthly Period, and (b) the denominator of which is the Combined Outstanding Principal Balances as of the beginning of such Monthly Period.
     “Monthly Period” means, as to each Payment Date, the preceding calendar month; provided, that the Monthly Period relating to the first Payment Date after the Closing Date means the period from and including the Closing Date to and including the end of the calendar month preceding the first Payment Date.
     “Monthly Principal” is defined in Section 4.1(d).
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     “Monthly Principal Reallocation Amount” means, for any Monthly Period, an amount equal to the sum of:
     (A) the lesser of (i) the excess, if any, of (x) the amount needed to make the payments described in Sections 4.4(a)(i) through (iii) over (y) the amount of Non-Principal Collections and amounts withdrawn from the Reserve Account that are available to cover the payments described in Sections 4.4(a)(i) through (iii), and (ii) the excess, if any, of (x) the sum of the Class A Note Initial Principal Balance, the Class B Note Initial Principal Balance, the Class C Note Initial Principal Balance and the Principal Overcollateralization Amount over (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs after giving effect to Investor Charge-Offs for the related Monthly Period, and (II) the amount of unreimbursed Reallocated Principal Collections as of the previous Payment Date;
     (B) the lesser of (i) the excess, if any, of (x) the amount needed to make the payment described in Section 4.4(a)(iv) over (y) the amount of Non-Principal Collections and amounts withdrawn from the Reserve Account that are available to cover the payment described in Section 4.4(a)(iv) and (ii) the excess, if any, of (x) the sum of the Class B Note Initial Principal Balance, the Class C Note Initial Principal Balance and the Principal Overcollateralization Amount over (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs after giving effect to Investor Charge-Offs for the related Monthly Period, and (II) the amount of unreimbursed Reallocated Principal Collections as of the previous Payment Date and after giving effect to the reallocation of Principal Collections to make the payments described in Sections 4.4(a)(i) through (iii) in respect of the then-current Payment Date; and
     (C) the lesser of (i) the excess, if any, of (x) the amount needed to make the payments described in Section 4.4(a)(v) over (y) the amount of Non-Principal Collections and amounts withdrawn from the Reserve Account that are available to cover the payment described in Section 4.4(a)(v) and (ii) the excess, if any, of (x) the sum of the Class C Note Initial Principal Balance and the Principal Overcollateralization Amount over (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs after giving effect to Investor Charge-Offs for the related Monthly Period, and (II) the amount of unreimbursed Reallocated Principal Collections as of the previous Payment Date and after giving effect to the reallocation of Principal Collections to make the payments described in Sections 4.4(a)(i) through (iv) in respect of the then-current Payment Date.
     “Non-Principal Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.
     “Non-Principal Shortfall” is defined in Section 4.8.
     “Noteholder Servicing Fee” means, for any Transfer Date, an amount equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Collateral Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, that with respect to the Transfer Date relating to the first Payment Date, the Noteholder Servicing Fee shall be calculated based on the Collateral Amount as of the Closing Date and shall be an amount equal to the product of (a) the product of (I) the Series Servicing Fee Percentage and (II) the Collateral Amount as of the Closing Date and (b) the number of days from and including the
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Closing Date to and including the last day of the month ending prior to such Payment Date divided by 360.
     “Note Principal Balance” means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.
     “Note Rate” means any of the Class A Note Interest Rate, the Class B Note Interest Rate or the Class C Note Interest Rate, as applicable.
     “Payment Date” means the twentieth (20th) day of each calendar month, or if such twentieth (20th) day is not a Business Day, the next succeeding Business Day; provided, that the first Payment Date shall be August 20, 2007.
     “Principal Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.
     “Principal Overcollateralization Amount” means, on any date of determination, an amount equal to (a) seventy million dollars ($70,000,000) minus (b) the aggregate amount of Principal Collections released to the Issuer in reduction of the Principal Overcollateralization Amount pursuant to Sections 4.4(c) and 4.4(e) and clause (viii) of Section 7.1(d).
     “Principal Shortfall” is defined in Section 4.9.
     “Rating Agency” means, with respect to Series 2007-2, each of S&P, Fitch and Moody’s.
     “Reallocated Principal Collections” means, for any Transfer Date, Investor Principal Collections applied in accordance with Section 4.7 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.
     “Reassignment Amount” means, for any Transfer Date, after giving effect to any deposits and payments otherwise to be made on the related Payment Date, the sum of (i) the Note Principal Balance on the related Payment Date, plus (ii) Monthly Interest for the related Payment Date and any Monthly Interest previously due but not distributed to the Series 2007-2 Noteholders, plus (iii) the Principal Overcollateralization Amount and all required yield payments on the Principal Overcollateralization Amount, plus (iv) without duplication, the other amounts specified in Section 7.1(d).
     “Record Date” means, for purposes of Series 2007-2 with respect to any Payment Date, the date falling five (5) Business Days prior to such date.
     “Reference Banks” means four major banks in the London interbank market selected by the Master Servicer.
     “Removal Date” is defined in the Second Tier Agreement.
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     “Required Amount” means, for any Payment Date, an amount equal to the excess of the sum of the amounts described in Sections 4.4(a)(i) through (v) over Available Non-Principal Collections applied to pay such amount pursuant to Section 4.4(a).
     “Required Reserve Account Amount” means, for any Transfer Date, an amount equal to (a) the product of (i) the Required Reserve Account Percentage for such Transfer Date and (ii) the Note Principal Balance as of such day (after giving effect to any changes therein on such day and on the following Payment Date) or (b) any other amount designated by the Transferor; provided that if such designation is of a lesser amount, the Transferor shall (i) provide the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause an Early Amortization Event to occur with respect to Series 2007-2.
     “Required Reserve Account Percentage” means two and one-half percent (2.5%).
     “Reserve Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.
     “Reserve Account Deficiency” means the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount.
     “Revolving Period” means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Controlled Accumulation Period commences or the day the Early Amortization Period commences.
     “Series 2007-2” means the Series the terms of which are specified in this Indenture Supplement.
     “Series 2007-2 Early Amortization Event” is defined in Section 6.1. The Series 2007-2 Early Amortization Events are, with respect to Series 2007-2, the Early Amortization Events contemplated by clause (a) of the definition of Early Amortization Event in the Indenture.
     “Series 2007-2 Excess Non-Principal Collections” means Excess Non-Principal Collections allocated from other Series in Group One to Series 2007-2 pursuant to Section 8.6 of the Indenture.
     “Series 2007-2 Final Maturity Date” means the Payment Date in July 20, 2012.
     “Series 2007-2 Note” means any one of the Class A Notes, Class B Notes or Class C Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, A-2, or A-3 respectively.
     “Series 2007-2 Noteholder” means the Person in whose name a Series 2007-2 Note is registered in the Note Register.
     “Series Accounts” is defined in Section 4.2.
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     “Series Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the numerator used in determining the Allocation Percentage for Non-Principal Collections for that Monthly Period and the denominator of which is the sum of the numerators used in determining the Allocation Percentage for Non-Principal Collections for all outstanding Series on such date of determination.
     “Series Maturity Date” means the earliest to occur of (a) the date on which the Note Principal Balance is paid in full and the Principal Overcollateralization Amount has been reduced to zero, (b) the date on which the Collateral Amount is reduced to zero and (c) the Series 2007-2 Final Maturity Date.
     “Series Servicing Fee Percentage” means two percent (2%) per annum.
     “Servicer Advance” is defined in the Servicing Agreement.
     “Supplements” is defined in Section 8.8.
     “Target Amount” is defined in Section 4.3(b)(i).
     “Trust” is defined in the preamble.
     SECTION 1.2. Incorporation of Terms. The terms of the Indenture are incorporated in this Supplement as if set forth in full herein. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and both together shall be read, taken and construed as one and the same agreement. If the terms of this Supplement and the terms of the Indenture conflict, the terms of this Supplement shall control with respect to Series 2007-2 and, with respect to the amendment in Section 8.8, each of the Supplements.
ARTICLE II
CREATION OF THE SERIES 2007-2 NOTES
     SECTION 2.1. Designation.
     (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “GE Dealer Floorplan Master Note Trust, Series 2007-2” or the “Series 2007-2 Notes.” On the Closing Date, the Series 2007-2 Notes were issued in three Classes, known as the “Class A Series 2007-2 Asset Backed Notes,” the “Class B Series 2007-2 Asset Backed Notes” and the “Class C Series 2007-2 Asset Backed Notes”.
     (b) Series 2007-2 shall be included in Group One and shall be a Principal Sharing Series. Series 2007-2 shall be an Excess Allocation Series with respect to Group One only. Series 2007-2 shall not be subordinated to any other Series.
     (c) The Series 2007-2 Notes shall be issuable only in minimum denominations of at least one hundred thousand dollars ($100,000) and in integral multiples of one thousand dollars ($1,000).
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ARTICLE III
[RESERVED]
ARTICLE IV
RIGHTS OF SERIES 2007-2 NOTEHOLDERS AND ALLOCATION AND
APPLICATION OF COLLECTIONS
     SECTION 4.1. Determination of Interest and Principal.
     (a) The amount of monthly interest (“Class A Monthly Interest”) due and payable with respect to the Class A Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is three hundred sixty (360), (ii) the Class A Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class A Note Initial Principal Balance).
     (b) The amount of monthly interest (“Class B Monthly Interest”) due and payable with respect to the Class B Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is three hundred sixty (360), (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class B Note Initial Principal Balance).
     (c) The amount of monthly interest (“Class C Monthly Interest”) due and payable with respect to the Class C Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is three hundred sixty (360), (ii) the Class C Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class C Note Initial Principal Balance).
     (d) The amount of monthly principal (“Monthly Principal”) to be transferred from the Principal Account with respect to the Series 2007-2 Notes on each Transfer Date, beginning with the Transfer Date following the Monthly Period in which the Controlled Accumulation Period or the Early Amortization Period begins, shall be equal to the least of (i) the Available Principal Collections for the preceding Monthly Period; (ii) the sum of the Note Principal Balance and the Principal Overcollateralization Amount on such Transfer Date (minus any amount already in the Principal Account on such Transfer Date); (iii) during the Controlled Accumulation Period, the Controlled Deposit Amount; and (iv) during the Controlled Accumulation Period, the Collateral Amount.
     SECTION 4.2. Establishment of Accounts.
     (a) As of the Closing Date, the Issuer covenants to have established and shall thereafter maintain the Non-Principal Account, the Principal Account, the Distribution Account
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and the Reserve Account (collectively, the “Series Accounts”) each of which shall be an Eligible Deposit Account.
     (b) If the depositary institution wishes to resign as depositary of any of the Series Accounts for any reason or fails to carry out the instructions of the Issuer for any reason, then the Issuer shall promptly notify the Indenture Trustee on behalf of the Series 2007-2 Noteholders.
     (c) On or before the Closing Date, the Issuer shall enter into a depositary agreement to govern the Series Accounts pursuant to which such accounts are continuously identified in the depositary institution’s books and records as subject to a security interest in favor of the Indenture Trustee on behalf of the Series 2007-2 Noteholders, and, except as may be expressly provided herein to the contrary, in order to perfect the security interest of the Indenture Trustee on behalf of the Series 2007-2 Noteholders under the UCC, the Indenture Trustee on behalf of the Series 2007-2 Noteholders shall have the power to direct disposition of the funds in the Series Accounts without further consent by the Issuer; provided, however, that prior to the delivery by the Indenture Trustee on behalf of the Series 2007-2 Noteholders of notice otherwise, the Issuer shall have the right to direct the disposition of funds in the Series Accounts; provided, further that the Indenture Trustee on behalf of the Series 2007-2 Noteholders agrees that it will not deliver such notice or exercise its power to direct disposition of the funds in the Series Accounts unless an Event of Default has occurred and is continuing. Upon delivery of the foregoing notice by the Indenture Trustee on behalf of the Series 2007-2 Noteholders, the depositary institution shall comply with the orders of the Indenture Trustee on behalf of the Series 2007-2 Noteholders without further consent by the Issuer.
     (d) The Issuer shall not close any of the Series Accounts unless it shall have (i) received the prior consent of the Indenture Trustee on behalf of the Series 2007-2 Noteholders, (ii) established a new Eligible Deposit Account with the depositary institution holding the Series Account being closed or with a new depositary institution satisfactory to the Indenture Trustee on behalf of the Series 2007-2 Noteholders, (iii) entered into a depositary agreement to govern such new account(s) with such new depositary institution which agreement is satisfactory in all respects to the Indenture Trustee on behalf of Noteholders (whereupon such new account(s) shall become the applicable Series Account(s) for all purposes of this Indenture Supplement), and (iv) taken all such action as the Indenture Trustee on behalf of the Series 2007-2 Noteholders shall reasonably require to grant and perfect a first priority security interest in such account(s) in favor of the Indenture Trustee.
     SECTION 4.3. Calculations and Series Allocations.
     (a) Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2007-2 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2007-2 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be released to the Issuer and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts
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owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2007-2 pursuant to Section 8.5 of the Indenture)).
     (b) Allocations to the Series 2007-2 Noteholders. The Issuer shall, on each Date of Processing, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2007-2 Noteholders the following amounts as set forth below:
     (i) Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2007-2 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, so long as, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum (the “Target Amount”) of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date; and any Non-Principal Collections allocated to the Series 2007-2 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the Issuer; provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall, on that Transfer Date, deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Section 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the second preceding proviso.
     With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2007-2 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the Issuer pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.
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     (ii) Allocations of Principal Collections. The Issuer shall allocate to the Series 2007-2 Noteholders the following amounts as set forth below:
(x) Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2007-2 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and fourth, shall be released to the Issuer.
(y) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2007-2 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, and second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, shall be released to the Issuer.
(z) Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2007-2 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amount shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, and second, deposited in the Excess Funding Account to the extent necessary so that
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the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, shall be released to the Issuer.
     SECTION 4.4. Application of Available Non-Principal Collections and Available Principal Collections. On each Transfer Date or related Payment Date, as applicable, the Issuer shall withdraw, to the extent of available funds, the amount required to be withdrawn from the Non-Principal Account, the Principal Account and the Distribution Account as follows:
     (a) On each Transfer Date, an amount equal to the Available Non-Principal Collections with respect to the related Payment Date will be paid or deposited in the following priority:
     (i) on a pari passu basis,
     (A) the result of (1) the Series Allocation Percentage multiplied by (2) the accrued and unpaid fees and other amounts owed to the Indenture Trustee up to a maximum amount of twenty-five thousand dollars ($25,000) for each calendar year, shall be paid to the Indenture Trustee,
     (B) the result of (1) the Series Allocation Percentage multiplied by (2) the accrued and unpaid fees and other amounts (including any unpaid amounts pursuant to Section 7.2 of the Trust Agreement) owed to the Trustee up to a maximum amount of twenty-five thousand dollars ($25,000) for each calendar year, shall be paid to the Trustee,
     (C) the result of (1) the Series Allocation Percentage multiplied by (2) the accrued and unpaid fees and other amounts owed to the Administrator up to a maximum amount of twenty-five thousand dollars ($25,000) for each calendar year, shall be paid to the Administrator, and
     (D) the result of (1) the Series Allocation Percentage multiplied by (2) the accrued and unpaid fees and other amounts (including any unpaid amounts pursuant to Section 15 of the Custody and Control Agreement) owed to the Custodian up to a maximum amount of twenty-five thousand dollars ($25,000) for each calendar year, shall be paid to the Custodian;
     (ii) an amount equal to the Noteholder Servicing Fee for the prior Monthly Period and any overdue Noteholder Servicing Fee (to the extent not previously paid), plus any unpaid Servicer Advances and accrued and unpaid interest thereon, shall be paid to the Master Servicer;
     (iii) an amount equal to Class A Monthly Interest for such Payment Date, plus the amount of any Class A Monthly Interest previously due but not paid to Class A Noteholders on a prior Payment Date, shall be deposited into the Distribution Account;
     (iv) an amount equal to Class B Monthly Interest for such Payment Date, plus the amount of any Class B Monthly Interest previously due but not paid to Class B Noteholders on a prior Payment Date, shall be deposited into the Distribution Account;
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     (v) an amount equal to Class C Monthly Interest for such Payment Date, plus the amount of any Class C Monthly Interest previously due but not paid to Class C Noteholders on a prior Payment Date, shall be deposited into the Distribution Account;
     (vi) an amount equal to the Investor Default Amount for the prior Monthly Period shall be treated as Available Principal Collections;
     (vii) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed shall be treated as Available Principal Collections;
     (viii) to deposit into the Reserve Account, during the Revolving Period and the Controlled Accumulation Period, the amount, if any, required to be deposited in the Reserve Account pursuant to Section 4.10(c);
     (ix) if any amounts are owed to the Persons listed in clause (i) above and are not paid pursuant to clause (i), above, such amounts owed to such Persons shall be paid on a pari passu basis to such Persons;
     (x) to deposit into the Principal Account, during the Controlled Accumulation Period, any deficiency in the amount otherwise required to be deposited into the Principal Account at that time;
     (xi) if the Early Amortization Period has not occurred and is not continuing, the balance, if any, will, first, be released to the Issuer to make required yield payments on the Principal Overcollateralization Amount and, second, the remaining balance will constitute a portion of Excess Non-Principal Collections for such Payment Date and will be applied in accordance with Section 8.6 of the Indenture; and
     (xii) during the Early Amortization Period, the remaining balance, if any, will be applied in the following order of priority: (A) to make principal payments first, to the Class A Notes until the Class A Note Principal Balance is paid in full, second, to the Class B Notes until the Class B Note Principal Balance is paid in full, and, third, to the Class C Notes until the Class C Note Principal Balance is paid in full, (B) to the Issuer to make required yield payments on the Principal Overcollateralization Amount and (C) the remaining balance will constitute a portion of Excess Non-Principal Collections for such Payment Date and will be applied in accordance with Section 8.6 of the Indenture.
     On each Transfer Date, to the extent that there is a shortfall (a “Transfer Date Shortfall”) in the amounts to be paid or deposited pursuant to clauses (a)(i), (a)(iii), (a)(iv) and (a)(v) of this Section 4.4, the Indenture Trustee shall withdraw from the Collection Account, from any Servicer Advance on deposit therein, an amount equal to the lesser of (i) the Transfer Date Shortfall for such Transfer Date and (ii) the product of (x) such Servicer Advance and (y) the Allocation Percentage for Non-Principal Collections for the previous Monthly Period, and apply such withdrawn amount to make the payments and deposits contemplated by such clauses of this Section 4.4.
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     (b) On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.
     (c) On each Transfer Date or Payment Date, as applicable, with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be paid or deposited in the following order of priority:
     (i) during the Controlled Accumulation Period, an amount equal to the Monthly Principal for each Transfer Date shall be deposited into the Principal Account on such Transfer Date;
     (ii) during the Early Amortization Period, an amount equal to the Monthly Principal for each Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on the related Payment Date shall be paid (A) first, to the Class A Noteholders on the related Payment Date until the Class A Note Principal Balance has been paid in full; second, to the Class B Noteholders until the Class B Note Principal Balance has been paid in full; and third, to the Class C Noteholders until the Class C Note Principal Balance has been paid in full; and (B) after the Note Principal Balance shall have been reduced to zero, an amount equal to the Principal Overcollateralization Amount shall be released to the Issuer in reduction of the Principal Overcollateralization Amount; and
     (iii) in the case of each of the Controlled Accumulation Period and the Early Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clauses (i) and (ii) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.
     (d) On each Payment Date in accordance with Section 4.5, the Issuer shall pay first, to the Class A Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(iii) on the preceding Transfer Date, second, to the Class B Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(iv) on the preceding Transfer Date and, third, to the Class C Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(v) on the preceding Transfer Date, in each case to the extent permitted by applicable law.
     (e) On the earlier to occur of (i) the first Transfer Date during the Early Amortization Period and (ii) the Transfer Date immediately preceding the Expected Principal Payment Date, the Issuer shall withdraw from the Principal Account and deposit into the Distribution Account the amount deposited into the Principal Account pursuant to Section 4.4(c)(i) and on the related Payment Date shall pay such amount first, to the Class A Noteholders, until the Class A Note Principal Balance is paid in full, second, to the Class B Noteholders until the Class B Note Principal Balance is paid in full, third, to the Class C Noteholders until the Class C Note Principal Balance is paid in full and, fourth, to the Issuer in reduction of the Principal Overcollateralization Amount.
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     SECTION 4.5. Payments.
     (a) On each Payment Date, the Issuer shall pay to each Class A Noteholder of record on the related Record Date such Class A Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class A Noteholders pursuant to this Indenture Supplement.
     (b) On each Payment Date, the Issuer shall pay to each Class B Noteholder of record on the related Record Date such Class B Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class B Noteholders pursuant to this Indenture Supplement.
     (c) On each Payment Date, the Issuer shall pay to each Class C Noteholder of record on the related Record Date such Class C Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class C Noteholders pursuant to this Indenture Supplement.
     (d) The payments to be made pursuant to this Section 4.5 are subject to the provisions of Section 7.1 of this Indenture Supplement.
     (e) All payments to Noteholders hereunder shall be made by (i) check mailed to each Series 2007-2 Noteholder (at such Noteholder’s address as it appears in the Note Register), except that for any Series 2007-2 Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made by wire transfer of immediately available funds, and (ii) except as provided in Section 2.7(b) of the Indenture, without presentation or surrender of any Series 2007-2 Note or the making of any notation thereon.
     SECTION 4.6. Investor Charge-Offs. On each Determination Date, the Issuer shall calculate the Investor Default Amount for the preceding Monthly Period. If, on any Transfer Date, the sum of the Investor Default Amount for the preceding Monthly Period exceeds the amount of Available Non-Principal Collections allocated with respect thereto pursuant to Section 4.4(a)(vi) with respect to such Transfer Date and the amount withdrawn from the Reserve Account on such Transfer Date and applied pursuant to Section 4.4(a)(vi), the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an “Investor Charge-Off”).
     SECTION 4.7. Reallocated Principal Collections. On each Transfer Date, after giving effect to Section 4.10(a), the Issuer shall apply Reallocated Principal Collections with respect to that Transfer Date to fund any deficiency pursuant to and in the priority set forth in Sections 4.4(a)(i) through (v). On each Transfer Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date.
     SECTION 4.8. Excess Non-Principal Collections. Series 2007-2 shall be an Excess Allocation Series with respect to Group One only. Subject to Section 8.6 of the Indenture, Excess Non-Principal Collections with respect to the Excess Allocation Series in Group One for any Transfer Date will be allocated to Series 2007-2 in an amount equal to the product of (x) the aggregate amount of Excess Non-Principal Collections with respect to all the Excess Allocation Series in Group One for the related Payment Date and (y) a fraction, the numerator of which is
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the Non-Principal Shortfall for Series 2007-2 for such Payment Date and the denominator of which is the aggregate amount of Non-Principal Shortfalls for all the Excess Allocation Series in Group One for such Payment Date. The “Non-Principal Shortfall” for Series 2007-2 for any Payment Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.4(a)(i) through (viii) on such Payment Date over (b) the Available Non-Principal Collections with respect to such Payment Date (excluding any portion thereof attributable to Excess Non-Principal Collections).
     SECTION 4.9. Shared Principal Collections. Subject to Section 8.5 of the Indenture, Shared Principal Collections allocable to Series 2007-2 on any Transfer Date will be equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2007-2 for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date. The “Principal Shortfall” for this Series will be equal to (a) for any Transfer Date with respect to the Revolving Period or any Transfer Date during the Early Amortization Period prior to the Transfer Date relating to the earlier of (i) the Expected Principal Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, zero, (b) for any Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of (i) the Controlled Deposit Amount over (ii) the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections or amounts available to be treated as Available Principal Collections pursuant to clauses (vi) and (vii) of Section 4.4(a)) and (c) for any Transfer Date relating to any Payment Date on or after earlier of (i) the Expected Principal Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, the sum of the Note Principal Balance and the Principal Overcollateralization Amount.
     SECTION 4.10. Reserve Account.
     (a) On each Transfer Date, if the aggregate amount of Available Non-Principal Collections is less than the aggregate amount required to be paid or deposited pursuant to clauses (i) through (vi) of Section 4.4(a), the Issuer shall withdraw from the Reserve Account the amount of such deficiency up to the Available Reserve Account Amount and shall apply such amount in accordance with such clauses of Section 4.4(a).
     (b) On the Series 2007-2 Final Maturity Date, and on any day following the occurrence of an Event of Default with respect to Series 2007-2 that has resulted in the acceleration of the Series 2007-2 Notes, the Issuer shall withdraw from the Reserve Account the Available Reserve Account Amount and deposit such amount in the Distribution Account for payment to the Series 2007-2 Noteholders to fund any shortfalls in amounts owed to the Series 2007-2 Noteholders.
     (c) If on any Transfer Date, after giving effect to all withdrawals from the Reserve Account, the Available Reserve Account Amount is less than the Required Reserve Account Amount then in effect, Available Non-Principal Collections shall be deposited into the Reserve Account pursuant to Section 4.4(a)(viii) up to the amount of the Reserve Account Deficiency.
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     (d) If, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to any Transfer Date, the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount, an amount equal to such excess shall be withdrawn from the Reserve Account and distributed to the Issuer on the related Payment Date. On the date on which the Reserve Account has been terminated, after giving effect to any withdrawal on such date pursuant to Section 4.10(a) or Section 4.10(b) and making any payments to the Series 2007-2 Noteholders required pursuant to this Indenture Supplement, all amounts then remaining in the Reserve Account shall be released to the Issuer.
     (e) The Reserve Account will terminate on the earliest to occur of (i) the date on which the Note Principal Balance has been paid in full and all other amounts payable to the Series 2007-2 Noteholders have been paid in full; (ii) the Series 2007-2 Final Maturity Date; and (iii) the termination of the Issuer.
     (f) On the Closing Date, the Issuer or the Transferor will deposit or cause to be deposited in the Reserve Account an amount equal to the Required Reserve Account Amount (determined after giving effect to the issuance of Series 2007-2 Notes on the Closing Date).
     SECTION 4.11. Investment of Amounts on Deposit in Series Accounts.
     (a) To the extent there are uninvested amounts deposited in the Series Accounts, the Issuer shall cause such amounts to be invested in Permitted Investments selected by the Issuer that mature no later than the following Transfer Date.
     (b) On each Transfer Date, the Investment Earnings, if any, accrued since the preceding Transfer Date on funds on deposit in the Reserve Account or the Principal Account shall be treated as Available Non-Principal Collections and paid or deposited in accordance with Section 4.4(a). Subject to the foregoing, for purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, all Investment Earnings shall be deemed not to be available or on deposit.
     SECTION 4.12. Controlled Accumulation Period. The Controlled Accumulation Period is scheduled to commence at the beginning of business on the Controlled Accumulation Date. On each Determination Date until the Controlled Accumulation Date, the Issuer shall review the amount of expected Principal Collections and determine the Controlled Accumulation Period Length; provided, that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date is less than or more than the number of months in the scheduled Controlled Accumulation Period, upon written notice to the Indenture Trustee, with a copy to each Rating Agency, the Issuer shall either postpone or accelerate, as applicable, the date on which the Controlled Accumulation Period actually commences, so that as a result, the number of Monthly Periods in the Controlled Accumulation Period will equal the Controlled Accumulation Period Length; provided, that the length of the Controlled Accumulation Period will not be less than one (1) month. The “Controlled Accumulation Period Length” will mean a number of whole months such that the amount available for payment of principal on the Notes and the reduction of the Principal Overcollateralization Amount on the Expected Principal Payment Date is expected to equal or exceed the Note Principal Balance plus the Principal Overcollateralization Amount, assuming for this purpose that (1) the weighted average principal
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payment rate on the Receivables held by the Issuer will be no greater than the lowest weighted average monthly principal payment rate for the Receivables held by the Issuer for the prior twelve (12) Monthly Periods, (2) the total amount of Principal Receivables held by the Issuer in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Early Amortization Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued by the Issuer. Any notice by the Issuer modifying the commencement of the Controlled Accumulation Period pursuant to this Section 4.12 shall specify (i) the Controlled Accumulation Period Length and (ii) the commencement date of the Controlled Accumulation Period.
     SECTION 4.13. Determination of LIBOR.
     (a) On each LIBOR Determination Date in respect of an Interest Period, the Indenture Trustee shall determine LIBOR on the basis of the rate per annum displayed in the Bloomberg Financial Markets system as the composite offered rate for London interbank deposits for a one-month period, as of 11:00 a.m., London time, on that date. If that rate does not appear on that display page, LIBOR for that Interest Period will be the rate per annum shown on Reuters page LIBOR 01 or any successor page as the composite offered rate for London interbank deposits for a one-month period, as shown under the heading “USD” as of 11:00 a.m., London time, on the LIBOR Determination Date. If no rate is shown as described in the preceding two sentences, LIBOR for that Interest Period will be the rate per annum based on the rates at which U.S. dollar deposits for a one-month period are displayed on page “LIBOR” of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m., London time, on the LIBOR Determination Date; provided, that if at least two rates appear on that page, the rate will be the arithmetic mean of the displayed rates and if fewer than two rates are displayed, or if no rate is relevant, the rate for that Interest Period shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, LIBOR for that Interest Period shall be the arithmetic mean of all quotations provided. If fewer than two (2) quotations are provided as requested, LIBOR for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.
     (b) The Class A Note Interest Rate, Class B Note Interest Rate and Class C Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at (212) 250-4855 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice to each Series 2007-2 Noteholder from time to time.
     (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Issuer, by facsimile transmission, notification of LIBOR for the following Interest Period.
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ARTICLE V
DELIVERY OF SERIES 2007-2 NOTES;
REPORTS TO SERIES 2007-2 NOTEHOLDERS
     SECTION 5.1. Delivery and Payment for the Series 2007-2 Notes.
     The Issuer shall execute and issue, and the Authenticating Agent shall authenticate, the Series 2007-2 Notes in accordance with Section 2.2 of the Indenture. The Indenture Trustee shall deliver or cause to be delivered the Series 2007-2 Notes to or upon Issuer Order when so authenticated.
     SECTION 5.2. Reports and Statements to Series 2007-2 Noteholders.
     (a) Not later than the second Business Day preceding each Payment Date, the Issuer shall deliver, or cause the Master Servicer to deliver to the Trustee, the Indenture Trustee (who shall deliver to or cause to be delivered to each Series 2007-2 Noteholder) and each Rating Agency a statement substantially in the form of Exhibit B prepared by the Master Servicer; provided, that the Issuer may amend the form of Exhibit B from time to time with the prior written consent of the Indenture Trustee.
     (b) On or before January 31 of each calendar year, beginning in the first January to occur after the Closing Date, the Indenture Trustee, on behalf of the Issuer, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2007-2 Noteholder the information for the preceding calendar year, or the applicable portion thereof during which the Person was a Noteholder, as is required to be provided by an issuer of indebtedness under the Code to the holders of the Issuer’s indebtedness and such other customary information as is necessary to enable such Noteholder to prepare its federal income tax returns. Notwithstanding anything to the contrary contained in this Agreement, the Indenture Trustee, on behalf of the Issuer, shall, to the extent required by applicable law, from time to time furnish to the appropriate Persons, at least five (5) Business Days prior to the end of the period required by applicable law, the information required to complete a Form 1099-INT.
ARTICLE VI
SERIES 2007-2 EARLY AMORTIZATION EVENTS
     SECTION 6.1. Series 2007-2 Early Amortization Events. If any one of the following events shall occur with respect to the Series 2007-2 Notes:
     (a) (i) failure on the part of Transferor to make any payment or deposit required to be made by it by the terms of the Second Tier Agreement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or (ii) failure of the Transferor duly to observe or perform in any material respect any of its covenants or agreements set forth in the Second Tier Agreement (excluding matters addressed by clause (i) above), which failure has a material adverse effect on Series 2007-2 and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer or the Transferor, as applicable, by the Indenture Trustee, or to the Issuer, the Transferor and the Indenture Trustee by any Noteholder of the Series 2007-2 Notes;
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     (b) any representation or warranty made by the Transferor in the Second Tier Agreement or by the Issuer in the Indenture and the Indenture Supplement or any information contained in an account schedule required to be delivered by the Transferor pursuant to Section 2.1(b) or Section 2.6(c) of the Second Tier Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of the same, requiring the same to be remedied, shall have been given to the Issuer or Transferor, as applicable, by the Indenture Trustee, or to Transferor or the Issuer, as applicable, and the Indenture Trustee by any Noteholder of the Series 2007-2 Notes, and as a result of which the interests of Series 2007-2 are materially and adversely affected and continue to be materially and adversely affected for such period; provided, that a Series 2007-2 Early Amortization Event pursuant to this Section 6.1(b) shall not be deemed to have occurred hereunder if Transferor has accepted reassignment of the related Transferred Receivable or Transferred Receivables, if applicable, during such period in accordance with the provisions of the Second Tier Agreement;
     (c) a failure by Transferor under the Second Tier Agreement to convey Transferred Receivables in Additional Accounts (or to convey participations) to the Issuer when it is required to convey such Transferred Receivables (or to convey participations) pursuant to Section 2.6 of the Second Tier Agreement;
     (d) any Servicer Default or any Indenture Servicer Default shall occur;
     (e) either (a)(i) on any Transfer Date occurring in the months of February through April, the average of the Monthly Payment Rates for the three (3) preceding Monthly Periods is less than sixteen percent (16%) (or a lower percentage designated by the Transferor if the Rating Agency Condition is satisfied with respect thereto), (ii) on any Transfer Date occurring in the months of May or June, the average of the Monthly Payment Rates for the three (3) preceding Monthly Periods is less than eighteen percent (18%) (or a lower percentage designated by the Transferor if the Rating Agency Condition is satisfied with respect thereto); (iii) on any Transfer Date occurring in the months of July through October, the average of the Monthly Payment Rates for the three (3) preceding Monthly Periods is less than twenty-three percent (23%) (or a lower percentage designated by the Transferor if the Rating Agency Condition is satisfied with respect thereto), and (iv) on any Transfer Date occurring in the months of November through January, the average of the Monthly Payment Rates for the three (3) preceding Monthly Periods is less than eighteen percent (18%) (or a lower percentage designated by the Transferor if the Rating Agency Condition is satisfied with respect thereto), or (b) on any Transfer Date, the average Default Rate over the three immediately preceding Monthly Periods is greater than or equal to five percent (5%);
     (f) the Note Principal Balance shall not be paid in full on the Expected Principal Payment Date;
     (g) without limiting the foregoing, the occurrence of an Event of Default with respect to the Series 2007-2 Notes that results in the acceleration of the maturity of the Series 2007-2 Notes pursuant to Section 5.3 of the Indenture;
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     (h) the sum of all investments (other than Receivables) held in trust accounts of the Issuer and, without duplication, amounts held in the Excess Funding Account, represents more than fifty percent (50%) of the dollar amount of the assets of the Issuer on each of six or more consecutive monthly Determination Dates, after giving effect to all payments made or to be made on the Payment Dates relating to those Determination Dates; or
     (i) (i) on any Payment Date, after giving effect to withdrawals from and deposits into the Reserve Account, the Reserve Account balance is less than the product of (A) the Required Reserve Account Percentage minus one-fourth of one percent (0.25%) and (B) the Note Principal Balance, or (ii) on the Payment Date after a withdrawal from the Reserve Account that does not result in an Early Amortization Event pursuant to the preceding clause, after giving effect to withdrawals from and deposits into the Reserve Account, the Reserve Account balance is less than the product of (A) the Required Reserve Account Percentage and (B) the Note Principal Balance;
then, in the case of any event described in subsection (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Noteholders of Series 2007-2 Notes evidencing more than fifty percent (50%) of the aggregate unpaid principal amount of Series 2007-2 Notes by notice then given in writing to the Issuer (and to the Indenture Trustee if given by the Series 2007-2 Noteholders) may declare that a “Series Early Amortization Event” with respect to Series 2007-2 (a “Series 2007-2 Early Amortization Event”) has occurred as of the date of such notice, and, in the case of any event described in subsection (c), (e), (f), (g), (h) or (i), a Series 2007-2 Early Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2007-2 Noteholders immediately upon the occurrence of such event.
ARTICLE VII
REDEMPTION OF SERIES 2007-2 NOTES;
FINAL DISTRIBUTIONS; SERIES TERMINATION
     SECTION 7.1. Optional Redemption of Series 2007-2 Notes; Final Distributions.
     (a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2007-2 Notes plus the Principal Overcollateralization Amount is reduced to ten percent (10%) or less of the Initial Collateral Amount, the Transferor has the option pursuant to the Trust Agreement to reduce the Collateral Amount to zero by paying a purchase price equal to the greater of (x) the Collateral Amount plus the Allocation Percentage of outstanding Non-Principal Receivables, and (y) (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day. If Transferor exercises such option, the Issuer will apply such purchase price to repay the Series 2007-2 Notes in full as specified below.
     (b) In order to exercise such option, the Issuer shall give the Indenture Trustee at least thirty (30) days’ prior written notice of the date on which Transferor intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on the day of such redemption, the Issuer shall deposit into the Collection Account in immediately available funds the Reassignment Amount. Such redemption option is subject to payment in full of the
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Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2007-2 shall be reduced to zero and the Series 2007-2 Noteholders shall have no further security interest or other interest in the Transferred Receivables. The Reassignment Amount shall be paid as set forth in Section 7.1(d).
     (c) The amount to be paid by the Issuer with respect to Series 2007-2 in connection with a repurchase of the Series 2007-2 Notes pursuant to Section 10.1 of the Trust Agreement shall not be less than the Reassignment Amount for the Payment Date of such repurchase.
     (d) With respect to the Reassignment Amount deposited into the Collection Account pursuant to this Section 7.1 or the net proceeds of any sale of Transferred Receivables pursuant to Section 5.3 of the Indenture with respect to Series 2007-2, the Indenture Trustee shall, in accordance with an Issuer Order, not later than 12:00 noon, New York City time, on the related Payment Date, make payments of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and payments otherwise to be made on such date) in immediately available funds: (i) an amount equal to the Class A Monthly Interest due and payable on such Payment Date (or any prior Payment Date that has not been paid) will be paid, pro rata, to the Class A Noteholders, to the extent permitted by applicable law, (ii) the Class A Note Principal Balance on such Payment Date will be paid, pro rata, to the Class A Noteholders, (iii) an amount equal to the Class B Monthly Interest due and payable on such Payment Date (or any prior Payment Date that has not been paid) will be paid, pro rata, to the Class B Noteholders, to the extent permitted by applicable law, (iv) the Class B Note Principal Balance on such Payment Date will be paid, pro rata, to the Class B Noteholders, (v) an amount equal to the Class C Monthly Interest due and payable on such Payment Date (or any prior Payment Date that has not been paid) will be paid, pro rata, to the Class C Noteholders to the extent permitted by applicable law, (vi) the Class C Note Principal Balance on such Payment Date will be paid, pro rata, to the Class C Noteholders, (vii) an amount equal to any required yield payments on the Principal Overcollateralization Amount will be released to the Issuer, (viii) an amount equal to the Principal Overcollateralization Amount shall be released to the Issuer in reduction of the Principal Overcollateralization Amount, and (ix) any excess shall be released to the Issuer.
     SECTION 7.2. Series Termination.
     On the Series 2007-2 Final Maturity Date, the unpaid principal amount of the Series 2007-2 Notes shall be due and payable.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
     SECTION 8.1. Ratification of Indenture; Amendments. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only in accordance with the terms of Section 9.1 or 9.2 of the Indenture. For purposes of the application of Section 9.2 of the Indenture to any amendment of this Indenture Supplement, the Series 2007-2 Noteholders shall be the only Noteholders whose vote shall be required.
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     SECTION 8.2. Form of Delivery of the Series 2007-2 Notes. The Class A Notes, the Class B Notes and the Class C Notes shall be Book-Entry Notes and shall be delivered as provided in Sections 2.1 and 2.2 of the Indenture.
     SECTION 8.3. Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
     SECTION 8.4. GOVERNING LAW.
     (a) THIS INDENTURE SUPPLEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
     (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS INDENTURE SUPPLEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS INDENTURE SUPPLEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED, FURTHER, THAT NOTHING IN THIS INDENTURE SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE INDENTURE TRUSTEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SERIES 2007-2 NOTES, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE INDENTURE TRUSTEE. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 10.4 OF THE INDENTURE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL
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RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
     (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS INDENTURE SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     SECTION 8.5. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by BNY Mellon Trust of Delaware, not in its individual capacity, but solely in its capacity as Trustee of the Issuer, in no event shall BNY Mellon Trust of Delaware in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.
     SECTION 8.6. Rights of the Indenture Trustee. The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.
     SECTION 8.7. No Petition. Each holder of a Note by its acceptance of a Note will be deemed to covenant and agree that (i) it will not at any time directly or indirectly institute or cause to be instituted against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Debtor Relief Law unless holders of not less than sixty-six and two-thirds percent (66 2/3%) of the Outstanding Principal Balance of each Class of each Series have approved such filing; and (ii) it will not at any time directly or indirectly institute or cause to be instituted against the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Debtor Relief Law in connection with any obligation relating to the Notes, the Indenture or any of the Related Documents.
     SECTION 8.8. Amendments to Other Indenture Supplements. (a) Each of the series 2005-1 indenture supplement, series 2005-2 indenture supplement, series 2006-1 indenture supplement, series 2006-2 indenture supplement, series 2006-3 indenture supplement, series 2006-4 indenture supplement and series 2007-1 indenture supplement to the Indenture
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(collectively, the foregoing indenture supplements, the “Supplements”), each between the parties hereto, is hereby amended as described in this section below.
     (b) Minimum Free Equity Percentages. Section 1.1(b) of each of the Supplements is amended by replacing the definition of the defined term “Minimum Free Equity Percentage” therein with the definition of the defined term “Minimum Free Equity Percentage” set forth in Section 1.1(b) of this Indenture Supplement.
[SIGNATURE PAGES FOLLOW]
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     IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered on the day and year first above written.

GE DEALER FLOORPLAN MASTER NOTE TRUST, as Issuer

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity, but as Trustee on behalf of Issuer

By:	/s/ Kristine K. Gullo

Name:	Kristine K. Gullo
Title:	Vice President
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DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:	/s/ Louis Bodi

Name:	Louis Bodi
Title:	Vice President

By:	/s/ Mark Esposito

Name:	Mark Esposito
Title:	Associate
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EXHIBIT A-1
FORM OF CLASS A SERIES 2007-2 ASSET BACKED NOTE
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT (I) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW UNLESS NOTEHOLDERS OF NOT LESS THAN SIXTY-SIX AND TWO-THIRDS PERCENT (66 2/3%) OF THE OUTSTANDING PRINCIPAL BALANCE OF EACH CLASS OF EACH SERIES HAVE APPROVED SUCH FILING; AND (II) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST OR CDF FUNDING, INC. ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE RELATED DOCUMENTS.
     THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.
     BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS OF THE FOREGOING OR (D) A GOVERNMENTAL PLAN OR OTHER PLAN THAT IS SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY
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PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF, THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN OR OTHER PLAN, A VIOLATION OF ANY SUBSTANTIALLY SIMILAR LAW).
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REGISTERED	$
No. R-	CUSIP NO.
GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2007-2
CLASS A SERIES 2007-2 ASSET BACKED NOTE
     GE Dealer Floorplan Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 12, 2004, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of [  ] DOLLARS ($[                    ])1, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2007-2 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the rate and in the manner set forth in the Indenture Supplement referred to herein. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to herein.
     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to herein, or be valid for any purpose.

[1]	The aggregate amount of the Class A Notes is equal to the Class A Note Initial Principal Balance. Book-entry notes will be prepared in denominations not to exceed five hundred million dollars ($500,000,000).
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IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

GE DEALER FLOORPLAN MASTER NOTE TRUST, as Issuer

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Trustee on behalf of Issuer

By:

Name:

Title:

Dated:
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INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class A Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:

Name:

Title:

Dated:
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GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2007-2
CLASS A SERIES 2007-2 ASSET BACKED NOTE
     This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as GE Dealer Floorplan Master Note Trust, Series 2007-2 (the “Series 2007-2 Notes”), issued under a Master Indenture dated as of August 12, 2004 (as amended, modified or supplemented from time to time, the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas (successor in interest to Wilmington Trust Company), as indenture trustee (the “Indenture Trustee”), as supplemented by the Series 2007-2 Indenture Supplement dated as of August 2, 2007 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.
     The Class B Notes and the Class C Notes will also be issued under the Indenture.
     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.
     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.
     THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF CDF FUNDING, INC., GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, GENERAL ELECTRIC CAPITAL CORPORATION, POLARIS ACCEPTANCE, BRUNSWICK ACCEPTANCE COMPANY, LLC OR ANY OF THEIR AFFILIATES (OTHER THAN THE ISSUER), AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.
     THIS CLASS A NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN
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ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
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ASSIGNMENT

Social Security or other identifying number of assignee

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                                          attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		**

Signature Guaranteed:

**	The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
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EXHIBIT A-2
FORM OF CLASS B SERIES 2007-2 ASSET BACKED NOTE
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT (I) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW UNLESS NOTEHOLDERS OF NOT LESS THAN SIXTY-SIX AND TWO-THIRDS PERCENT (66 2/3%) OF THE OUTSTANDING PRINCIPAL BALANCE OF EACH CLASS OF EACH SERIES HAVE APPROVED SUCH FILING; AND (II) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST OR CDF FUNDING, INC. ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE RELATED DOCUMENTS.
     THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.
     BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS OF THE FOREGOING OR (D) A GOVERNMENTAL PLAN OR OTHER PLAN THAT IS SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY
Amended and Restated
2007-2 Indenture Supplement

PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF, THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN OR OTHER PLAN, A VIOLATION OF ANY SUBSTANTIALLY SIMILAR LAW).
Amended and Restated
2007-2 Indenture Supplement

REGISTERED	$
No. R-	CUSIP NO.
GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2007-2
CLASS B SERIES 2007-2 ASSET BACKED NOTE
     GE Dealer Floorplan Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 12, 2004, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of [  ] DOLLARS ($[                    ]), or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2007-2 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the rate and the manner set forth in the Indenture Supplement referred to herein. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to herein.
     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to herein, or be valid for any purpose.
Amended and Restated
2007-2 Indenture Supplement

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

GE DEALER FLOORPLAN MASTER NOTE TRUST, as Issuer

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Trustee on behalf of Issuer

By:

Name:

Title:

Dated:
Amended and Restated
2007-2 Indenture Supplement

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class B Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:

Name:

Title:

Dated:
Amended and Restated
2007-2 Indenture Supplement

GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2007-2
CLASS B SERIES 2007-2 ASSET BACKED NOTE
     This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as GE Dealer Floorplan Master Note Trust, Series 2007-2 (the “Series 2007-2 Notes”), issued under a Master Indenture dated as of August 12, 2004 (as amended, modified or supplemented from time to time, the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas (successor in interest to Wilmington Trust Company), as indenture trustee (the “Indenture Trustee”), as supplemented by the Series 2007-2 Indenture Supplement dated as of August 2, 2007 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.
     The Class A Notes and the Class C Notes will also be issued under the Indenture.
     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.
     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.
     THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF CDF FUNDING, INC., GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, GENERAL ELECTRIC CAPITAL CORPORATION, POLARIS ACCEPTANCE, BRUNSWICK ACCEPTANCE COMPANY, LLC OR ANY OF THEIR AFFILIATES (OTHER THAN THE ISSUER), AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.
     THIS CLASS B NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN
Amended and Restated
2007-2 Indenture Supplement

ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
Amended and Restated
2007-2 Indenture Supplement

ASSIGNMENT

Social Security or other identifying number of assignee

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                                          attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		**

Signature Guaranteed:

**	The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
Amended and Restated
2007-2 Indenture Supplement

EXHIBIT A-3
FORM OF CLASS C SERIES 2007-2 ASSET BACKED NOTE
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT (I) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW UNLESS NOTEHOLDERS OF NOT LESS THAN SIXTY-SIX AND TWO-THIRDS PERCENT (66 2/3%) OF THE OUTSTANDING PRINCIPAL BALANCE OF EACH CLASS OF EACH SERIES HAVE APPROVED SUCH FILING; AND (II) IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST OR CDF FUNDING, INC. ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE RELATED DOCUMENTS.
     THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.
     BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS OF THE FOREGOING OR (D) A GOVERNMENTAL PLAN OR OTHER PLAN THAT IS SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY
Amended and Restated
2007-2 Indenture Supplement

PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF, THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN OR OTHER PLAN, A VIOLATION OF ANY SUBSTANTIALLY SIMILAR LAW).
Amended and Restated
2007-2 Indenture Supplement

REGISTERED	$
No. R-	CUSIP NO.
GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2007-2
CLASS C SERIES 2007-2 ASSET BACKED NOTE
     GE Dealer Floorplan Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 12, 2004, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of [  ] DOLLARS ($[                    ]), or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2007-2 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the rate and in the manner set forth in the Indenture Supplement referred to herein. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to herein.
     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to herein, or be valid for any purpose.
Amended and Restated
2007-2 Indenture Supplement

IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

GE DEALER FLOORPLAN MASTER NOTE TRUST, as Issuer

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Trustee on behalf of Issuer

By:

Name:

Title:

Dated:
Amended and Restated
2007-2 Indenture Supplement

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class C Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:

Name:

Title:

Dated:
Amended and Restated
2007-2 Indenture Supplement

GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2007-2
CLASS C SERIES 2007-2 ASSET BACKED NOTE
     This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as GE Dealer Floorplan Master Note Trust, Series 2007-2 (the “Series 2007-2 Notes”), issued under a Master Indenture dated as of August 12, 2004 (as amended, modified or supplemented from time to time, the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas (successor in interest to Wilmington Trust Company), as indenture trustee (the “Indenture Trustee”), as supplemented by the Series 2007-2 Indenture Supplement dated as of August 2, 2007 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.
     The Class A Notes and the Class B Notes will also be issued under the Indenture.
     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.
     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.
     THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF CDF FUNDING, INC., GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, GENERAL ELECTRIC CAPITAL CORPORATION, POLARIS ACCEPTANCE, BRUNSWICK ACCEPTANCE COMPANY, LLC OR ANY OF THEIR AFFILIATES (OTHER THAN THE ISSUER), AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.
     THIS CLASS C NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN
Amended and Restated
2007-2 Indenture Supplement

ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
Amended and Restated
2007-2 Indenture Supplement

ASSIGNMENT

Social Security or other identifying number of assignee

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                                          attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		**

Signature Guaranteed:

**	The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
Amended and Restated
2007-2 Indenture Supplement

EXHIBIT B
Form of Monthly Servicer’s Certificate
Amended and Restated
2007-2 Indenture Supplement

GE Dealer Floorplan Master Note Trust
2007-2
Payment Date:
Collection Period Ended:
Closing Date:
Next Payment Date:
Expected Principal Payment Date:
Final Maturity Date:

Note Payment Detail
					Principal	Interest
			Original Face	Beginning	Payment	Payment		Ending
Class	CUSIP	Interest Rate	Value	Class Balance	Amount	Amount	Total	Class Balance

A
B
C

TOTALS

Beginning of Month Balance
New Volume
Principal Collections
Defaulted Amount
End of Month Balance
Annualized Yield

Overconcentrations
Are there any Dealer Overconcentrations?

Are there any Manufacturer Overconcentrations?

Are there any Product Line Overconcentrations?

Discount Factor

	Total	Overconcentration
Collections
Principal Collections
Non Principal Collections

Total Collections

Defaults
Default Amount
Series Allocation Percentage
Investor Default Amount
Charge-offs
Investor Charge-offs

Allocation of Available Non Principal Collections
Series Allocation Percentage

Available Non Principal Collections Allocated to Series
Application of Available Non Principal Collections and Available Principal Collections
(a)	Available Non Principal Collections Allocated to Series
(i)	(A) Amount to Indenture Trustee
(B)	Amount to Trustee

(C)	Amount to Administrator

(D)	Amount to Custodian
(ii)	Noteholder Servicing Fee

Unpaid Servicer Advances and interest thereon

(iii)	Class A Monthly Interest

(iv)	Class B Monthly Interest

(v)	Class C Monthly Interest

(vi)	Investor Default Amount (treated as Available Principal Collections)

(vii)	Investor Charge-offs
Reimbursement of Investor Charge-offs

Unreimbursed Investor Charge-offs

Reallocation Principal Collections

Reimbursement of Reallocated Principal Collections

Unreimbursed Reallocated Principal Collections

Sum of Unreimbursed Investor Charge-offs and Reallocated Principal Collections
(viii)	Amount Required to be Deposited to the Reserve Account

(ix)	Remaining Amounts due to:
Indenture Trustee

Trustee

Administrator

Custodian
(x)	Amounts otherwise required to be Deposited to Principal Account

(xi)	(If Early Amortization Period has not occurred)

Release to Issuer to make required yield payments on the Principal Overcollateralization Amount

Excess Non Principal Collections for Series 2006-2
Excess Non Principal Collections for Series 2006-3
Excess Non Principal Collections for Series 2006-4
Excess Non Principal Collections for Series 2007-1
Excess Non Principal Collections for Series 2007-2
Excess Non Principal Collections for Series 2008-A
Excess Non Principal Collections for Series 2009-A
Excess Non Principal Collections for Series 2009-B

Total Excess Non Principal Collections

Non Principal Shortfalls for Series 2006-2
Non Principal Shortfalls for Series 2006-3
Non Principal Shortfalls for Series 2006-4
Non Principal Shortfalls for Series 2007-1
Non Principal Shortfalls for Series 2007-2
Non Principal Shortfalls for Series 2008-A
Non Principal Shortfalls for Series 2009-A
Non Principal Shortfalls for Series 2009-B

Total Non Principal Shortfalls

Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2006-2
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2006-3
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2006-4
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2007-1
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2007-2
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2008-A
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2009-A
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2009-B
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2008-B

Total Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls

Released to Transferor

(b)	Revolving Period

Principal Collections Allocated to Series According to 4.3(b)(ii)(x) of Indenture Supplement

Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture
(c)	Controlled Accumulation Period

Principal Collections Allocated to Series According to 4.3(b)(ii)(y) of Indenture Supplement

Available Principal Collections Treated as Shared Principal Collections
(i)	Monthly Principal Deposited into the Principal Account

(ii)	Monthly Principal Deposited to Distribution Account and paid to:

Class A

Class B

Class C

(iii)	Principal Overcollateralization Amount

(iv)	Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture
Early Amortization Period

Principal Collections Allocated to Series According to 4.3(b)(ii)(z) of Indenture Supplement
(i)	Monthly Principal Deposited into the Principal Account

(ii)	Monthly Principal Deposited to Distribution Account and paid to:

Class A

Class B

Class C

(iii)	Amount equal to the Principal Overcollateralization released to Issuer (after the Note Principal Balance shall have been reduced to zero)

(iv)	Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture
Shared Principal Collections for Principal Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series
Aggregate Principal Shortfall for Principal Sharing Series
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2006-2
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2006-3
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2006-4
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2007-1
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2007-2
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2008-A
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2009-A
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2009-B
Amount Deposited into the Excess Funding Account
Released to Issuer

Required Reserve Account

Required Reserve Account Percentage
Note Principal Balance
Required Reserve Account Amount

Reserve Account Interest Earnings withdrawn
Beginning Reserve Account Amount
Reserve Account Deposits
Reserve Account Withdrawals
Ending Reserve Account Amount
Total Enhancement Amount

Reserve Account Deficiency

Non Principal Account (Series Level Account)
Beginning Balance
Deposits
Disbursements
Ending Balance
Principal Account (Series Level Account)

Beginning Balance
Deposits
Disbursements
Ending Balance
Free Equity Amount
Note Trust Principal Balance

Aggregate Collateral Amount for all Series of Notes and Initial Subordinated Amount

Free Equity Amount

Minimum Free Equity Percentage
Beginning Outstanding Principal Balance
Total Overconcentration

Minimum Free Equity Amount

Excess Funding Account (Trust Level Account)
Beginning Balance
Deposits
Disbursements
Ending Balance

Summary of Allocation of Collections

Total Principal Collections

Principal Collections Allocated to Series 2006-2
Principal Collections Allocated to Series 2006-3
Principal Collections Allocated to Series 2006-4
Principal Collections Allocated to Series 2007-1
Principal Collections Allocated to Series 2007-2
Principal Collections Allocated to Series 2008-A
Principal Collections Allocated to Series 2009-A
Principal Collections Allocated to Series 2009-B
Principal Collections Not Allocated to Any Series and Released to Issuer

Total Non Principal Collections

Non Principal Collections Allocated to Series 2006-2
Non Principal Collections Allocated to Series 2006-3
Non Principal Collections Allocated to Series 2006-4
Non Principal Collections Allocated to Series 2007-1
Non Principal Collections Allocated to Series 2007-2
Non Principal Collections Allocated to Series 2008-A
Non Principal Collections Allocated to Series 2009-A
Non Principal Collections Allocated to Series 2009-B

Non Principal Collections Not Allocated to Any Series and Released to Issuer

Performance

(1) Are there any material modifications, extensions, or waivers to pool assets?

(2) Are there any material breaches of pool of assets representations and warranties or covenants?

(3) Are there any changes in criteria used to originate, acquire, or select new pool assets?

(4) Has the master servicer made any Servicer Advances during the previous collection period?

(5) Has an early amortization event occurred?

(6) Have any Payment Rate Trigger been met?

Current Monthly Payment Rate
Prior Monthly Payment Rate
Second Prior Monthly Payment Rate

3 Month Average Monthly Payment Rate

(7) Has the Default Rate Trigger been met?

Current Monthly Default Rate
Prior Monthly Default Rate
Second Prior Monthly Default Rate

3 Month Average Monthly Period Default Rate

(8) Reserve Account balance < Reserve Account trigger
Reserve Account balance

(A) Required Reserve Account Percentage minus 0.25%
times (B) Note Principal Balance

Reserve Account trigger

(9) The sum of all investments held in trust accounts of the Issuer > 50% of the assets of the Issuer
Current Month
Prior Month
Second Prior Month
Third Prior Month
Fourth Prior Month
Fifth Prior Month

(10) Have any new series been issued during the related monthly collection period?

(11) Have any account additions or account removals occurred during the related monthly collection period?
Number of accounts added / (removed)

Delinquency

	Amount	Percentage of Total
Days Outstanding	(Dollars in Millions)	Receivables Outstanding
31-60
61 - 90
91 - 120
121 - 150
151 - 180

*Total

*	Figures may not foot due to rounding